                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                               SCUDDER TARGET FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Retirement Fund Series V, VI and VII

Semiannual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded by a prospectus. The prospectus contains the funds' objectives, risks, charges and expenses, and other information about the funds.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the funds provide investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the funds is subject to market fluctuation prior to and after the maturity date. The funds are subject to stock market risk, meaning stocks in the funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read the funds' prospectus for specific details regarding investments and risk profile. The funds are closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Scudder Retirement Fund Series is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Retirement Fund	6-Month++	1-Year	3-Year	5-Year	10-Year	Life of Fund VI	Life of Fund VII
Series V	5.81%	12.37%	-.49%	1.63%	6.59%	-	-
Series VIa	5.05%	10.55%	1.41%	2.68%	-	7.62%	-
Series VII[b]	4.90%	8.35%	3.32%	3.54%	-	-	6.83%
S&P 500 Index+	15.23%	34.57%	-4.58%	-1.02%	10.90%	10.86%	5.95%
Lehman Brothers Government Bond Index++	3.88%	3.46%	6.90%	6.31%	6.67%	7.10%	7.51%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.
b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.
Net Asset Value and Distribution Information
	Series V	Series VI	Series VII
Net Asset Value: 1/31/04	$ 8.01	$ 9.97	$ 11.10
7/31/03	$ 7.88	$ 9.86	$ 10.98
Distribution Information: Six Months: Income Dividends as of 1/31/04	$ .32	$ .38	$ .41

Lipper Rankings - Balanced Target Maturity Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
Series V 1-Year	10	of	50	20
3-Year	18	of	19	90
5-Year	8	of	9	80
10-Year	4	of	5	67
Series VI 1-Year	14	of	50	28
3-Year	9	of	19	45
5-Year	5	of	9	50
Series VII 1-Year	16	of	50	32
3-Year	2	of	19	10
5-Year	4	of	9	40

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series V [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	10-Year
Series V	Growth of $10,000	$10,675	$9,360	$10,302	$17,987
	Average annual total return	6.75%	-2.18%	.60%	6.05%
S&P 500 Index+	Growth of $10,000	$13,457	$8,687	$9,499	$28,131
	Average annual total return	34.57%	-4.58%	-1.02%	10.90%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,346	$12,216	$13,582	$19,065
	Average annual total return	3.46%	6.90%	6.31%	6.67%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series VI [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund(a)
Series VI	Growth of $10,000	$10,502	$9,908	$10,843	$18,061
	Average annual total return	5.02%	-.31%	1.63%	6.99%
S&P 500 Index+	Growth of $10,000	$13,457	$8,687	$9,499	$24,436
	Average annual total return	34.57%	-4.58%	-1.02%	10.86%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,346	$12,216	$13,582	$18,125
	Average annual total return	3.46%	6.90%	6.31%	7.10%

The growth of $10,000 is cumulative.

a The Fund commenced operations on May 1, 1995. Index returns begin May 31, 1995.
+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Retirement Fund - Series VII [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Retirement Fund		1-Year	3-Year	5-Year	Life of Fund(b)
Series VII	Growth of $10,000	$10,294	$10,478	$11,303	$14,839
	Average annual total return	2.94%	1.57%	2.48%	6.02%
S&P 500 Index+	Growth of $10,000	$13,457	$8,687	$9,499	$14,701
	Average annual total return	34.57%	-4.58%	-1.02%	5.95%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,346	$12,216	$13,582	$16,204
	Average annual total return	3.46%	6.90%	6.31%	7.51%

The growth of $10,000 is cumulative.

b The Fund commenced operations on May 1, 1997. Index returns begin May 31, 1997.
+ The Standard & Poor's (S&P) 500 index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Gregory S. Adams addresses the economy, the management team's approach and the resulting performance of the Scudder Retirement Fund Series portfolios for the six-month period ended January 31, 2004.

Q: How would you characterize the market environment during the period?

A: An exceptionally low interest rate environment and the Federal Reserve Board's ability to dispel worry about rising rates propelled the equity markets, which logged strong gains during the period. The stock market, as represented by the Standard & Poor's 500 index (S&P 500), gained 15.23%. Small-company stocks remained potent, again outpacing their large-company counterparts. Lesser-quality issues thrived in an environment of speculation. And investors continued to move out of bonds, or "fixed-income" investments, and into stocks, or "equities."

With the notable exception of September, economic recovery continued throughout the third quarter of 2003. During that month, the markets suffered a temporary setback due to weaker-than-expected economic data (including higher jobless claims - an indicator of rising unemployment), the Bush administration's increasing budget estimates for the rebuilding of Iraq, and New York State Attorney General Eliot Spitzer's investigation into malfeasance at the New York Stock Exchange and within various mutual fund complexes.

Fourth-quarter performance stabilized as leading economic indicators (those suggesting the direction of the economy) continued to improve. Jobless claims began to moderate, and gross domestic product (generally, the total market value of all goods and services produced in the United States) figures were robust, although somewhat lower than economists had forecast.

Strong moves in economically sensitive industries, such as technology, helped ring in the new year. The market reversed in mid-January after the Federal Reserve Board announced that it might raise interest rates sooner than expected.

Q: How did the funds perform?

A: For the six months ended January 31, 2004, total returns were as follows: Scudder Retirement Series V gained 5.81%, Scudder Retirement Series VI was up 5.05%, and Scudder Retirement Series VII rose 4.90%. (Returns are unadjusted for maximum sales charges. If sales charges were included, returns would have been lower.) Past performance is no guarantee of future results. This compares with gains of 15.23% by the S&P 500 (the funds' equity benchmark) and 3.88% by the Lehman Brothers Government Bond Index (the funds' bond benchmark) for the same period.1 (Please see pages 3 through 7 for more complete performance information.)

1 The Lehman Brothers Government Bond Index is a market value weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

The funds' equity performance benefited from overweight positions - proportionately larger holdings than the benchmark - in the technology and industrials sectors. A comparative underweight in smaller, lower-quality names (those with perceived drawbacks that could affect future earnings growth) that proved to be good performers for the period caused the fund to lag the S&P 500 overall. Consistent with its design, the funds' equity performance accounted for the lion's share of total return, while the funds' fixed-income holdings (bonds) helped mitigate volatility throughout the period.

Q: What were the most important contributors to the funds' performance?

A: The technology and industrials sectors were the strongest performing of the portfolios. Four of the funds' top contributors during the period were technology or industrial stocks: Texas Instruments, Inc., United Technologies Corp., Cisco Systems, Inc. and General Electric Co.

In the fourth quarter of 2002, we increased the funds' overweight in the industrial sector based on the belief that our selections would be helped from a continued economic recovery, with rising margins and accelerating earnings. The funds benefited from this thinking in 2003, as the share prices of holdings including United Technologies Corp., 3M Co. and Deere & Co. rose on better-than-expected earnings. While valuations in these sectors generally appear to be fair today, their brisk rise during 2003 is reason for caution and careful individual analysis.

Stock selection in the telecommunications sector also aided performance. The funds' position in AT&T Wireless Services, Inc. rallied in January following reports that the company was in discussions to be acquired. We trimmed shares of AT&T Wireless given the recent strength in the stock and we are monitoring the situation closely.

Q: What detracted from performance?

A: While the stock market rebound in 2003 was broad-based, as we mentioned earlier, the strongest performance came from smaller, lower-quality names. These higher-risk stocks had suffered the deepest declines in previous years. Because our investment discipline and the risk profile of the fund dictates that the fund focus on large-company, higher-quality stocks in general, the funds lacked exposure to these higher-risk stocks and was unable to capture the gains of this top-performing group.

Although the funds benefited from an underweight position versus the benchmark in the consumer staples sector, the absence of tobacco holdings and the poor performance of Avon Products, Inc. detracted from relative performance. Shares of Avon Products, Inc., which had performed strongly up until December of 2003, declined on the belief by some investors that there is a potential for an earnings shortfall in the coming year.

Within the consumer discretionary sector, the funds was overweight in media, which lagged the market fairly significantly. A precipitous decline in television ratings beginning with the fall season and concern about the impact of digital video recorders on advertising spending drove down many media names with exposure to broadcast television. Viacom, Inc., notably, suffered declines.

In the financial sector, robust gains from the funds' overweight position in stocks sensitive to movement in the capital markets, such as Morgan Stanley and Lehman Brothers Holdings, Inc., were not enough to offset the underperformance of some individual holdings versus their peers. For example, Bank of America Corp. dipped significantly after it announced plans to acquire FleetBoston Financial Corp. at a sizable premium. The bank lost ground to peers, including FleetBoston Financial Corp. - a benchmark holding that the fund did not own - and other regional banks (also not owned by the portfolio) that made strides based on their potential for further mergers. The funds purchased Wachovia Corp., a promising retail bank and brokerage business, and US Bancorp - a large bank with well-diversified businesses that we believe will benefit from an expected uptick in commercial lending in 2004.

Outside of commercial banking, the funds' position in Marsh & McLennan Companies, Inc. also proved detrimental, when state and federal regulators accused its subsidiary Putnam Investments of civil securities fraud. We have since removed it from the portfolios and added to the funds' position in multiline insurer American International Group, Inc.

Q: Will you describe your stock selection process?

A: We employ a three-step investment process to build a well-diversified portfolio of large capitalization stocks. First, we use a quantitative screen to sort through a universe of large-cap stocks to find those with attractive valuations: low price-to-earnings, low price-to-cash flow and other measures, such as the direction of earnings revisions. We compare our quantitative work with the fundamental analysis done by a team of in-house equity analysts. The analysts search for companies in which improving fundamentals, such as positive trends in earnings and sales growth, have not yet been recognized by the market. If the analysts' findings warrant further investigation, we will meet with company management and, in some cases, make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates. Finally, we employ a variety of risk management techniques to manage the funds' volatility versus the funds' equity benchmark - the S&P 500.

Q: The funds invest primarily in stocks, but also hold a position in zero-coupon bonds. Will you explain what zero-coupon bonds are and how they work?

A: Zero-coupon bonds are a type of US Treasury bond. They are issued by the federal government and sold at a considerable discount to their face value at maturity, which is guaranteed. This means that the investor can purchase the bond at a fraction of what it will be worth on a future date.

The trade-off, so to speak, is that the bondholders receive no coupon, or periodic interest payments, as they would with most other types of bonds. More important, should a bondholder choose to redeem that investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. Zero-coupon bonds tend to be volatile. Their principal value - the original dollar amount invested by a bondholder - tends to fluctuate with interest rates. Therefore, the bondholder's original investment may be worth more or less at the time of early redemption.

Q: Do you have any other comments for shareholders?

A: Our portfolio management team remains focused on building a well-diversified portfolio. We continue to employ a blend of quantitative models, fundamental research and rigorous risk analysis to uncover stocks most likely to outperform the broader market.

As always, we thank our shareholders for their commitment to the fund. We look forward to continuing to serve you and to help you accomplish your long-term financial goals.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	7/31/03	1/31/04	7/31/03
	Series V	Series V	Series VI	Series VI

US Government Backed	58%	60%	67%	70%
Common Stocks	42%	39%	33%	30%
Cash Equivalents	-	1%	-	-
	100%	100%	100%	100%
			Series VII	Series VII

US Government Backed			78%	79%
Common Stocks			22%	20%
Cash Equivalents			-	1%
			100%	100%

Sector Diversification (Excludes Cash Equivalents and US Government Backed)	1/31/04	7/31/03	1/31/04	7/31/03
	Series V	Series V	Series VI	Series VI

Information Technology	22%	19%	22%	20%
Financials	19%	20%	19%	19%
Health Care	14%	16%	14%	15%
Industrials	13%	13%	13%	13%
Consumer Discretionary	11%	12%	11%	13%
Consumer Staples	8%	9%	8%	9%
Energy	6%	4%	6%	4%
Telecommunication Services	3%	4%	3%	4%
Materials	2%	2%	2%	2%
Utilities	2%	1%	2%	1%
	100%	100%	100%	100%
			Series VII	Series VII

Information Technology			22%	20%
Financials			19%	20%
Health Care			14%	15%
Industrials			13%	13%
Consumer Discretionary			11%	11%
Consumer Staples			8%	10%
Energy			6%	4%
Telecommunication Services			3%	4%
Materials			2%	2%
Utilities			2%	1%
			100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2004
	Series
	V	VI	VII
1. Citigroup, Inc. Provider of diversified financial services	1.7%	1.3%	0.9%
2. General Electric Co. Industrial conglomerate	1.6%	1.2%	0.8%
3. Microsoft Corp. Developer of computer software	1.5%	1.2%	0.8%
4. ExxonMobil Corp. Explorer and producer of oil and gas	1.4%	1.1%	0.8%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	1.4%	1.1%	0.7%
6. Morgan Stanley Provider of investment banking and brokerage services	1.4%	1.1%	0.7%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	1.3%	1.0%	0.7%
8. Cisco Systems, Inc. Developer of computer network products	1.1%	0.9%	0.6%
9. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	1.0%	0.8%	0.5%
10. Amegen, Inc. Developer of pharmaceuticals	0.9%	0.7%	0.5%

Portfolio holdings are subject to change.

For more complete details about the Funds' investment portfolios, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Funds as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004 (Unaudited)

Series V	Shares	Value ($)

Common Stocks 41.8%
Consumer Discretionary 4.8%
Internet & Catalog Retail 0.2%
InterActiveCorp.*	4,500	145,800
Media 2.4%
Comcast Corp. "A"*	10,200	336,090
Interpublic Group of Companies, Inc.	16,600	274,564
Time Warner, Inc.*	31,700	556,969
Viacom, Inc. "B"	13,221	532,806
		1,700,429
Multiline Retail 0.6%
Kohl's Corp.*	2,500	110,750
Target Corp.	8,900	337,844
		448,594
Specialty Retail 1.6%
Home Depot, Inc.	7,600	269,572
Staples, Inc.	17,900	476,319
The Gap, Inc.	18,900	351,162
		1,097,053
Consumer Staples 3.1%
Beverages 1.0%
Anheuser-Busch Companies, Inc.	9,000	456,480
PepsiCo, Inc.	5,950	281,197
		737,677
Food & Drug Retailing 0.9%
Safeway, Inc.*	9,700	219,123
Wal-Mart Stores, Inc.	7,500	403,875
		622,998
Food Products 0.4%
Hershey Foods Corp.	3,600	271,836
Household Products 0.2%
Clorox Co.	2,900	141,752
Personal Products 0.6%
Avon Products, Inc.	7,300	462,236
Energy 2.3%
Energy Equipment & Services 0.3%
Baker Hughes, Inc.	4,800	168,384
Oil & Gas 2.0%
ChevronTexaco Corp.	3,500	302,225
Devon Energy Corp.	2,800	158,088
ExxonMobil Corp.	23,982	978,226
		1,438,539
Financials 8.0%
Banks 2.0%
Bank of America Corp.	8,000	651,680
Mellon Financial Corp.	6,900	225,699
US Bancorp.	7,700	217,679
Wachovia Corp.	6,400	295,936
		1,390,994
Diversified Financial Services 4.0%
Citigroup, Inc.	24,700	1,222,156
Fannie Mae	2,900	223,590
Lehman Brothers Holdings, Inc.	4,600	377,660
Morgan Stanley	17,000	989,570
		2,812,976
Insurance 2.0%
AMBAC Financial Group, Inc.	3,300	246,741
American International Group, Inc.	7,400	513,930
Hartford Financial Services Group, Inc.	5,600	360,304
MetLife, Inc.	10,000	335,500
		1,456,475
Health Care 5.8%
Biotechnology 0.9%
Amgen, Inc.*	10,300	664,247
Health Care Equipment & Supplies 1.0%
Biomet, Inc.	9,100	351,806
Guidant Corp.	5,800	370,504
		722,310
Health Care Providers & Services 0.6%
Caremark Rx, Inc.*	9,200	246,100
WellPoint Health Networks, Inc.*	1,500	157,500
		403,600
Pharmaceuticals 3.3%
Allergan, Inc.	1,800	149,130
Eli Lilly & Co.	5,200	353,808
Johnson & Johnson	10,388	554,927
Pfizer, Inc.	27,300	999,999
Wyeth	6,100	249,795
		2,307,659
Industrials 5.5%
Aerospace & Defense 1.8%
Honeywell International, Inc.	10,000	361,200
United Technologies Corp.	9,500	907,630
		1,268,830
Industrial Conglomerates 2.5%
3M Co.	8,400	664,356
General Electric Co.	33,300	1,119,879
		1,784,235
Machinery 1.2%
Deere & Co.	5,200	325,520
Parker-Hannifin Corp.	9,500	522,405
		847,925
Information Technology 9.1%
Communications Equipment 1.6%
Cisco Systems, Inc.*	31,300	802,532
Nokia Oyj (ADR)	16,900	349,154
		1,151,686
Computers & Peripherals 2.3%
Dell, Inc.*	9,800	328,006
EMC Corp.*	38,600	541,944
International Business Machines Corp.	6,000	595,380
Lexmark International, Inc.*	2,200	182,358
		1,647,688
Internet Software & Services 0.2%
Yahoo!, Inc.*	3,100	145,235
Semiconductors & Semiconductor Equipment 1.9%
Altera Corp.*	16,400	367,196
Intel Corp.	10,100	309,060
Texas Instruments, Inc.	21,700	680,295
		1,356,551
Software 3.1%
Microsoft Corp.	39,600	1,094,940
Oracle Corp.*	38,300	528,923
Symantec Corp.*	10,000	388,000
VERITAS Software Corp.*	4,700	154,442
		2,166,305
Materials 0.9%
Chemicals 0.6%
E.I. du Pont de Nemours & Co.	5,200	228,280
Monsanto Co.*	6,900	211,071
		439,351
Paper & Forest Products 0.3%
International Paper Co.	5,400	228,258
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.9%
ALLTEL Corp.	5,300	258,004
Verizon Communications, Inc.	9,900	364,914
		622,918
Wireless Telecommunication Services 0.5%
AT&T Wireless Services, Inc.*	32,600	360,230
Utilities 0.9%
Electric Utilities
Exelon Corp.	5,200	348,296
FPL Group, Inc.	4,500	295,875
		644,171
Total Common Stocks (Cost $23,782,431)		29,656,942

	Principal Amount ($)	Value ($)

US Government Backed 57.7%
US Treasury STRIPs:
Principal only, 1.478%**, 11/15/2004	31,340,000	31,051,484
Principal only, 1.837%**, 11/15/2004	10,050,000	9,940,385
Total US Government Backed (Cost $39,011,318)		40,991,869

	Shares	Value ($)

Cash Equivalents 0.5%
Scudder Cash Management QP Trust 1.09% (b)
(Cost $340,295)	340,295	340,295
Total Investment Portfolio - 100% (Cost $63,134,044) (a)		70,989,106

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $63,397,568. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $7,591,538. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,137,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $546,250.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VI	Shares	Value ($)

Common Stocks 32.5%
Consumer Discretionary 3.7%
Internet & Catalog Retail 0.1%
InterActiveCorp.*	2,100	68,040
Media 1.9%
Comcast Corp. "A"*	4,900	161,455
Interpublic Group of Companies, Inc.	7,800	129,012
Time Warner, Inc.*	15,300	268,821
Viacom, Inc. "B"	6,331	255,139
		814,427
Multiline Retail 0.5%
Kohl's Corp.*	1,200	53,160
Target Corp.	4,200	159,432
		212,592
Specialty Retail 1.2%
Home Depot, Inc.	3,600	127,692
Staples, Inc.	8,500	226,185
The Gap, Inc.	9,000	167,220
		521,097
Consumer Staples 2.5%
Beverages 0.8%
Anheuser-Busch Companies, Inc.	4,300	218,096
PepsiCo, Inc.	2,900	137,054
		355,150
Food & Drug Retailing 0.7%
Safeway, Inc.*	4,600	103,914
Wal-Mart Stores, Inc.	3,600	193,860
		297,774
Food Products 0.3%
Hershey Foods Corp.	1,800	135,918
Household Products 0.2%
Clorox Co.	1,500	73,320
Personal Products 0.5%
Avon Products, Inc.	3,400	215,288
Energy 1.8%
Energy Equipment & Services 0.2%
Baker Hughes, Inc.	2,300	80,684
Oil & Gas 1.6%
ChevronTexaco Corp.	1,700	146,795
Devon Energy Corp.	1,300	73,398
ExxonMobil Corp.	11,712	477,732
		697,925
Financials 6.2%
Banks 1.5%
Bank of America Corp.	3,900	317,694
Mellon Financial Corp.	3,400	111,214
US Bancorp.	3,700	104,599
Wachovia Corp.	3,100	143,344
		676,851
Diversified Financial Services 3.1%
Citigroup, Inc.	11,900	588,812
Fannie Mae	1,400	107,940
Lehman Brothers Holdings, Inc.	2,300	188,830
Morgan Stanley	8,100	471,501
		1,357,083
Insurance 1.6%
AMBAC Financial Group, Inc.	1,600	119,632
American International Group, Inc.	3,475	241,339
Hartford Financial Services Group, Inc.	2,700	173,718
MetLife, Inc.	4,800	161,040
		695,729
Health Care 4.5%
Biotechnology 0.7%
Amgen, Inc.*	5,000	322,450
Health Care Equipment & Supplies 0.8%
Biomet, Inc.	4,300	166,238
Guidant Corp.	2,800	178,864
		345,102
Health Care Providers & Services 0.5%
Caremark Rx, Inc.*	4,400	117,700
WellPoint Health Networks, Inc.*	700	73,500
		191,200
Pharmaceuticals 2.5%
Allergan, Inc.	800	66,280
Eli Lilly & Co.	2,500	170,100
Johnson & Johnson	5,016	267,955
Pfizer, Inc.	13,100	479,853
Wyeth	2,900	118,755
		1,102,943
Industrials 4.2%
Aerospace & Defense 1.4%
Honeywell International, Inc.	4,800	173,376
United Technologies Corp.	4,500	429,930
		603,306
Industrial Conglomerates 1.9%
3M Co.	4,000	316,360
General Electric Co.	15,800	531,354
		847,714
Machinery 0.9%
Deere & Co.	2,500	156,500
Parker-Hannifin Corp.	4,600	252,954
		409,454
Information Technology 7.1%
Communications Equipment 1.3%
Cisco Systems, Inc.*	15,900	407,676
Nokia Oyj (ADR)	8,200	169,412
		577,088
Computers & Peripherals 1.8%
Dell, Inc.*	4,600	153,962
EMC Corp.*	18,800	263,952
International Business Machines Corp.	2,900	287,767
Lexmark International, Inc.*	1,000	82,890
		788,571
Internet Software & Services 0.2%
Yahoo!, Inc.*	1,500	70,275
Semiconductors & Semiconductor Equipment 1.5%
Altera Corp.*	8,000	179,120
Intel Corp.	4,700	143,820
Texas Instruments, Inc.	10,500	329,175
		652,115
Software 2.3%
Microsoft Corp.	18,900	522,585
Oracle Corp.*	18,300	252,723
Symantec Corp.*	4,800	186,240
VERITAS Software Corp.*	2,200	72,292
		1,033,840
Materials 0.7%
Chemicals 0.5%
E.I. du Pont de Nemours & Co.	2,500	109,750
Monsanto Co.*	3,300	100,947
		210,697
Paper & Forest Products 0.2%
International Paper Co.	2,600	109,902
Telecommunication Services 1.1%
Diversified Telecommunication Services 0.7%
ALLTEL Corp.	2,600	126,568
Verizon Communications, Inc.	4,700	173,242
		299,810
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	16,000	176,800
Utilities 0.7%
Electric Utilities
Exelon Corp.	2,400	160,752
FPL Group, Inc.	2,100	138,075
		298,827
Total Common Stocks (Cost $11,734,091)		14,241,972
	Principal Amount ($)	Value ($)

US Government Backed 67.1%
US Treasury STRIPs Principal only, 2.298%**, 5/15/2006
(Cost $26,523,742)	30,855,000	29,456,034

Series VI	Shares	Value ($)

Cash Equivalents 0.4%
Scudder Cash Management QP Trust 1.09% (b)
(Cost $161,976)	161,976	161,976
Total Investment Portfolio - 100.00% (Cost $38,419,809) (a)		43,859,982

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $38,567,690. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $5,292,292. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,652,533 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $360,241.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Series VII	Shares	Value ($)

Common Stocks 21.8%
Consumer Discretionary 2.5%
Internet & Catalog Retail 0.1%
InterActiveCorp.*	1,100	35,640
Media 1.3%
Comcast Corp. "A"*	2,500	82,375
Interpublic Group of Companies, Inc.	4,100	67,814
Time Warner, Inc.*	7,900	138,803
Viacom, Inc. "B"	3,274	131,942
		420,934
Multiline Retail 0.3%
Kohl's Corp.*	600	26,580
Target Corp.	2,100	79,716
		106,296
Specialty Retail 0.8%
Home Depot, Inc.	1,900	67,393
Staples, Inc.	4,400	117,084
The Gap, Inc.	4,600	85,468
		269,945
Consumer Staples 1.6%
Beverages 0.5%
Anheuser-Busch Companies, Inc.	2,100	106,512
PepsiCo, Inc.	1,400	66,164
		172,676
Food & Drug Retailing 0.5%
Safeway, Inc.*	2,400	54,216
Wal-Mart Stores, Inc.	1,800	96,930
		151,146
Food Products 0.2%
Hershey Foods Corp.	900	67,959
Household Products 0.1%
Clorox Co.	700	34,216
Personal Products 0.3%
Avon Products, Inc.	1,800	113,976
Energy 1.2%
Energy Equipment & Services 0.1%
Baker Hughes, Inc.	1,200	42,096
Oil & Gas 1.1%
ChevronTexaco Corp.	900	77,715
Devon Energy Corp.	700	39,522
ExxonMobil Corp.	6,328	258,119
		375,356
Financials 4.2%
Banks 1.0%
Bank of America Corp.	2,000	162,920
Mellon Financial Corp.	1,700	55,607
US Bancorp.	1,900	53,713
Wachovia Corp.	1,600	73,984
		346,224
Diversified Financial Services 2.1%
Citigroup, Inc.	6,366	314,990
Fannie Mae	700	53,970
Lehman Brothers Holdings, Inc.	1,200	98,520
Morgan Stanley	4,200	244,482
		711,962
Insurance 1.1%
AMBAC Financial Group, Inc.	800	59,816
American International Group, Inc.	1,850	128,482
Hartford Financial Services Group, Inc.	1,400	90,076
MetLife, Inc.	2,500	83,875
		362,249
Health Care 3.0%
Biotechnology 0.5%
Amgen, Inc.*	2,600	167,674
Health Care Equipment & Supplies 0.5%
Biomet, Inc.	2,300	88,918
Guidant Corp.	1,400	89,432
		178,350
Health Care Providers & Services 0.3%
Caremark Rx, Inc.*	2,300	61,525
WellPoint Health Networks, Inc.*	400	42,000
		103,525
Pharmaceuticals 1.7%
Allergan, Inc.	400	33,140
Eli Lilly & Co.	1,300	88,452
Johnson & Johnson	2,626	140,281
Pfizer, Inc.	6,600	241,758
Wyeth	1,500	61,425
		565,056
Industrials 2.8%
Aerospace & Defense 0.9%
Honeywell International, Inc.	2,500	90,300
United Technologies Corp.	2,300	219,742
		310,042
Industrial Conglomerates 1.3%
3M Co.	2,100	166,089
General Electric Co.	8,200	275,766
		441,855
Machinery 0.6%
Deere & Co.	1,300	81,380
Parker-Hannifin Corp.	2,300	126,477
		207,857
Information Technology 4.8%
Communications Equipment 0.9%
Cisco Systems, Inc.*	8,300	212,812
Nokia Oyj (ADR)	4,400	90,904
		303,716
Computers & Peripherals 1.2%
Dell, Inc.*	2,300	76,981
EMC Corp.*	9,600	134,784
International Business Machines Corp.	1,550	153,807
Lexmark International, Inc.*	500	41,445
		407,017
Internet Software & Services 0.1%
Yahoo!, Inc.*	800	37,480
Semiconductors & Semiconductor Equipment 1.0%
Altera Corp.*	4,000	89,560
Intel Corp.	2,400	73,440
Texas Instruments, Inc.	5,300	166,155
		329,155
Software 1.6%
Microsoft Corp.	9,600	265,440
Oracle Corp.*	9,500	131,195
Symantec Corp.*	2,400	93,120
VERITAS Software Corp.*	1,100	36,146
		525,901
Materials 0.5%
Chemicals 0.3%
E.I. du Pont de Nemours & Co.	1,300	57,070
Monsanto Co.*	1,800	55,062
		112,132
Paper & Forest Products 0.2%
International Paper Co.	1,400	59,178
Telecommunication Services 0.7%
Diversified Telecommunication Services 0.4%
ALLTEL Corp.	1,300	63,284
Verizon Communications, Inc.	2,400	88,464
		151,748
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	8,100	89,505
Utilities 0.5%
Electric Utilities
Exelon Corp.	1,400	93,772
FPL Group, Inc.	1,100	72,325
		166,097
Total Common Stocks (Cost $6,275,505)		7,366,963

	Principal Amount ($)	Value ($)

US Government Backed 77.8%
US Treasury STRIPs Principal only, 3.389%** , 5/15/2008
(Cost $23,002,080)	29,870,000	26,246,620

Series VII	Shares	Value ($)

Cash Equivalents 0.4%
Scudder Cash Management QP Trust 1.09% (b)
(Cost $137,126)	137,126	137,126
Total Investment Portfolio - 100.00% (Cost $29,414,711) (a)		33,750,709

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $29,494,611. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $4,256,098. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,465,540 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $209,442.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of January 31, 2004 (Unaudited)
Assets	Series V	Series VI	Series VII
Investments: Investments in securities, at value (cost $62,793,749, $38,257,833 and $29,277,585, respectively)	$ 70,648,811	$ 43,698,006	$ 33,613,583
Investments in Scudder Cash Management QP Trust (cost $340,295, $161,976 and $137,126, respectively)	340,295	161,976	137,126
Total investments in securities, at value (cost $63,134,044, $38,419,809 and $29,414,711, respectively)	70,989,106	43,859,982	33,750,709
Cash	10,000	10,000	1,785
Receivable for investments sold	88,247	44,118	25,201
Dividends receivable	19,684	9,485	4,942
Interest receivable	167	81	41
Other assets	1,624	-	788
Total assets	71,108,828	43,923,666	33,783,466
Liabilities
Payable for investments purchased	169,431	77,604	39,966
Payable for Fund shares redeemed	21,196	74,531	41,100
Accrued management fee	30,732	19,895	14,593
Other accrued expenses and payables	89,373	55,741	45,355
Total liabilities	310,732	227,771	141,014
Net assets, at value	$ 70,798,096	$ 43,695,895	$ 33,642,452
Net Assets
Net assets consist of: Undistributed net investment income	1,226,933	723,401	7,496
Net unrealized appreciation (depreciation) on investments	7,855,062	5,440,173	4,335,998
Accumulated net realized gain (loss)	(5,151,381)	(1,955,051)	(1,459,793)
Paid-in capital	66,867,482	39,487,372	30,758,751
Net assets, at value	$ 70,798,096	$ 43,695,895	$ 33,642,452
Net Asset Value
Shares outstanding	8,842,514	4,384,671	3,030,564
Net asset value and redemption price per share (Net assets / outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.01	$ 9.97	$ 11.10

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2004 (Unaudited)
Investment Income	Series V	Series VI	Series VII
Income: Dividends	$ 201,757	$ 95,316	$ 49,343
Interest	1,515,646	913,533	719,303
Interest - Scudder Cash Management QP Trust	822	398	419
Total Income	1,718,225	1,009,247	769,065
Expenses: Management fee	177,893	111,339	85,082
Services to shareholders	35,939	21,861	17,081
Custodian fees	2,639	1,947	1,796
Administrative fee	23,796	14,935	11,352
Distribution service fees	88,947	55,669	40,836
Auditing	12,343	9,817	9,807
Legal	3,968	508	519
Trustees' fees and expenses	8,925	7,485	6,356
Reports to shareholders	1,371	931	766
Registration fees	1,677	1,945	5,078
Other	2,694	344	168
Total expenses, before expense reductions	360,192	226,781	178,841
Expense reductions	(3)	(4)	(6)
Total expenses after expense reductions	360,189	226,777	178,835
Net investment income (loss)	1,358,036	782,470	590,230
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	703,937	518,573	302,477
Net unrealized appreciation (depreciation) during the period on investments	1,855,288	842,495	725,029
Net gain (loss) on investment transactions	2,559,225	1,361,068	1,027,506
Net increase (decrease) in net assets resulting from operations	$ 3,917,261	$ 2,143,538	$ 1,617,736

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Series V
	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 1,358,036	$ 2,873,482
Net realized gain (loss) on investment transactions	703,937	(2,543,805)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,855,288	2,738,583
Net increase (decrease) in net assets resulting from operations	3,917,261	3,068,260
Distributions to shareholders from: Net investment income	(2,764,011)	(3,027,143)
Fund share transactions: Reinvestment of distributions	2,685,893	2,940,432
Cost of shares redeemed	(4,463,120)	(9,446,529)
Net increase (decrease) in net assets from Fund share transactions	(1,777,227)	(6,506,097)
Increase (decrease) in net assets	(623,977)	(6,464,980)
Net assets at beginning of period	71,422,073	77,887,053
Net assets at end of period	$ 70,798,096	$ 71,422,073
Undistributed net investment income	$ 1,226,933	$ 2,632,908

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Series VI
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 782,470	$ 1,623,163
Net realized gain (loss) on investment transactions	518,573	(991,755)
Net unrealized appreciation (depreciation) on investment transactions during the period	842,495	1,799,437
Net increase (decrease) in net assets resulting from operations	2,143,538	2,430,845
Distributions to shareholders from: Net investment income	(1,632,654)	(1,674,049)
Fund share transactions: Reinvestment of distributions	1,572,768	1,614,909
Cost of shares redeemed	(3,092,976)	(4,825,196)
Net increase (decrease) in net assets from Fund share transactions	(1,520,208)	(3,210,287)
Increase (decrease) in net assets	(1,009,324)	(2,453,491)
Net assets at beginning of period	44,705,219	47,158,710
Net assets at end of period	$ 43,695,895	$ 44,705,219
Undistributed net investment income	$ 723,401	$ 1,573,585

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Series VII
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2004 (Unaudited)	Year Ended July 31, 2003
Operations: Net investment income (loss)	$ 590,230	$ 1,248,324
Net realized gain (loss) on investment transactions	302,477	(277,542)
Net unrealized appreciation (depreciation) on investment transactions during the period	725,029	1,232,739
Net increase (decrease) in net assets resulting from operations	1,617,736	2,203,521
Distributions to shareholders from: Net investment income	(1,217,553)	(1,343,859)
Fund share transactions: Reinvestment of distributions	1,195,006	1,307,921
Cost of shares redeemed	(2,111,809)	(4,712,920)
Net increase (decrease) in net assets from Fund share transactions	(916,803)	(3,404,999)
Increase (decrease) in net assets	(516,620)	(2,545,337)
Net assets at beginning of period	34,159,072	36,704,409
Net assets at end of period	$ 33,642,452	$ 34,159,072
Undistributed net investment income	$ 7,496	$ 634,819

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Series V
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.88	$ 7.87	$ 8.84	$ 10.55	$ 10.18	$ 10.17
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.30	.28	.28	.28	.29
Net realized and unrealized gain (loss) on investment transactions	.30	.03	(.86)	(.78)	.72	.76
Total from investment operations	.45	.33	(.58)	(.50)	1.00	1.05
Less distributions from: Net investment income	(.32)	(.32)	(.20)	(.35)	(.25)	(.33)
Net realized gains on investment transactions	-	-	(.19)	(.86)	(.38)	(.71)
Total distributions	(.32)	(.32)	(.39)	(1.21)	(.63)	(1.04)
Net asset value, end of period	$ 8.01	$ 7.88	$ 7.87	$ 8.84	$ 10.55	$ 10.18
Total Return (%)[c]	5.81**	4.40	(6.77)	(4.79)	10.07	10.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	71	78	96	114	122
Ratio of expenses before expense reductions (%)	1.01*	.96	.97	.97[d]	.98	1.03
Ratio of expenses after expense reductions (%)	1.01*	.96	.97	.95[d]	.98	1.03
Ratio of net investment income (loss) (%)	3.82*	3.92	3.41	2.91	2.75	2.87
Portfolio turnover rate (%)	12*	17	50	52	40	40
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .93% and .93%, respectively.
* Annualized
** Not annualized

Series VI
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.86	$ 9.70	$ 10.40	$ 11.70	$ 11.22	$ 11.25
Income (loss) from investment operations: Net investment income (loss)[b]	.18	.35	.33	.32	.32	.33
Net realized and unrealized gain (loss) on investment transactions	.31	.17	(.63)	(.52)	.76	.64
Total from investment operations	.49	.52	(.30)	(.20)	1.08	.97
Less distributions from: Net investment income	(.38)	(.36)	(.23)	(.32)	(.25)	(.46)
Net realized gains on investment transactions	-	-	(.17)	(.78)	(.35)	(.54)
Total distributions	(.38)	(.36)	(.40)	(1.10)	(.60)	(1.00)
Net asset value, end of period	$ 9.97	$ 9.86	$ 9.70	$ 10.40	$ 11.70	$ 11.22
Total Return (%)[c]	5.05**	5.54	(3.04)	(1.75)	9.80	8.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	45	47	55	63	67
Ratio of expenses before expense reductions (%)	1.02*	.98	.97	.98[d]	1.06	1.02
Ratio of expenses after expense reductions (%)	1.02*	.98	.97	.96[d]	1.05	1.02
Ratio of net investment income (loss) (%)	3.52*	3.57	3.31	2.94	2.77	2.90
Portfolio turnover rate (%)	9*	12	39	42	32	33
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .94% and .94%, respectively.
* Annualized
** Not annualized

Series VII
Years Ended July 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 10.74	$ 11.03	$ 11.60	$ 10.95	$ 10.62
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.38	.37	.35	.33	.32
Net realized and unrealized gain (loss) on investment transactions	.34	.28	(.29)	(.13)	.61	.24
Total from investment operations	.53	.66	.08	.22	.94	.56
Less distributions from: Net investment income	(.41)	(.42)	(.37)	(.38)	(.29)	(.21)
Net realized gains on investment transactions	-	-	-	(.41)	-	(.02)
Total distributions	(.41)	(.42)	(.37)	(.79)	(.29)	(.23)
Net asset value, end of period	$ 11.10	$ 10.98	$ 10.74	$ 11.03	$ 11.60	$ 10.95
Total Return (%)[c]	4.90**	6.28	.82	1.88	8.73	5.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	34	37	41	47	48
Ratio of expenses before expense reductions (%)	1.05*	.98	.97	1.05[d]	1.09	1.18
Ratio of expenses after expense reductions (%)	1.05*	.98	.97	1.04[d]	1.08	1.18
Ratio of net investment income (loss) (%)	3.47*	3.51	3.46	3.06	2.99	2.86
Portfolio turnover rate (%)	6*	8	27	36	43	26
[a] For the six months ended January 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were 1.01% and 1.01%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Retirement Fund Series V, VI and VII (the "Funds") are each a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objectives of the Funds are to provide a guaranteed return of investment on the Maturity Date to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The Maturity Date for each Fund is as follows:

Fund	Maturity Date
Series V	November 15, 2004
Series VI	May 15, 2006
Series VII	May 15, 2008

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Funds' portfolios. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Funds' investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

At July 31, 2003, the Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first. These losses were, approximately, as follows:

Fund	Capital Loss Carryforward ($)	Expiration Date
Retirement Fund Series V	3,032,000 1,356,000	7/31/2010 7/31/2011
Retirement Fund Series VI	1,307,000 554,000	7/31/2010 7/31/2011
Retirement Fund Series VII	26,000 1,357,000 250,000	7/31/2009 7/31/2010 7/31/2011

In addition, from November 1, 2002 through July 31, 2003, the Funds incurred net realized capital losses. As permitted by tax regulations, the Funds intend to defer these losses and treat them as arising in the fiscal year ended July 31, 2004. These losses were, approximately, as follows:

Fund	Net Realized Capital Loss ($)
Retirement Fund Series V	1,168,000
Retirement Fund Series VI	457,000
Retirement Fund Series VII	46,000

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Series V	Series VI	Series VII
Purchases	$ 4,123,889	$ 1,921,306	$ 989,912
Proceeds from sales	$ 8,634,798	$ 5,279,602	$ 2,882,850

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Funds in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Funds pay a monthly investment management fee of 1/12 of the annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provided or paid others, (affiliated and non-affiliated), to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its Management Agreement with the Funds, as described above) in exchange for the payment by the Funds of an administrative services fee (the "Administrative Fee") of 0.20% of the average daily net assets, computed and accrued daily and payable monthly.

For the period from August 1, 2003 through September 30, 2003, the Funds' Administrative Fee was as follows:

Fund	Total Aggregated
Series V	$ 23,796
Series VI	$ 14,935
Series VII	$ 11,352

The Administrative Agreement between the Advisor and the Funds terminated September 30, 2003 and the Funds will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Funds to the extent necessary to maintain each Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Funds' transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Funds. For the period October 1, 2003 through January 31, 2004, the amount charged to the Retirement Fund Series V, VI and VII by SISC aggregated $35,939, $21,861 and $17,081, respectively, all of which is unpaid at January 31, 2004.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2004, the Funds' Service Fee was as follows:

Fund	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Series V	$ 88,947	$ 27,609.25%
Series VI	$ 55,669	$ 20,015.25%
Series VII	$ 40,836	$ 19,660.24%

Trustees' Fees and Expenses. The Funds pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Funds may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended January 31, 2004, the custody expenses for Retirement Fund Series V, VI and VII were reduced by $3, $4 and $6, respectively, for custodian credits earned.

E. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Funds:

	Six Months Ended January 31, 2004		Year Ended July 31, 2003
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Series V	343,464	2,685,893	392,058	2,940,432
Series VI	161,144	1,572,768	171,616	1,614,909
Series VII	109,734	1,195,006	123,272	1,307,921
Shares redeemed
Series V	(559,460)	(4,463,120)	(1,233,169)	(9,446,529)
Series VI	(308,829)	(3,092,976)	(499,516)	(4,825,196)
Series VII	(189,638)	(2,111,809)	(431,196)	(4,712,920)
Net increase (decrease)
Series V	(215,996)	(1,777,227)	(841,111)	(6,506,097)
Series VI	(147,685)	(1,520,208)	(327,900)	(3,210,287)
Series VII	(79,904)	(916,803)	(307,924)	(3,404,999)

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Series V	Series VI	Series VII
Nasdaq Symbol	KRFEX	KRFFX	KRFGX
CUSIP Number	81123E-507	81123E-705	81123E-804
Fund Number	55	56	57

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series V

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series V

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Retirement Fund - Series VI

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Retirement Fund - Series VII

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------